UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2023

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OCUGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway
Malvern, Pennsylvania 19355
(484) 328-4701
(Address, including zip code, and telephone number, including area code, of principal executive office)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2023, Ocugen, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2023. The Company has scheduled a conference call and webcast for 8:30 a.m. Eastern Time on May 5, 2023 to discuss these financial results and business updates. The Company will use presentation materials in connection with the conference call and webcast, which presentation materials will be posted on the Company's website at www.ocugen.com. Copies of the press release and presentation materials are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (this "Report") and incorporated herein by reference.
The information disclosed under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any Company filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 1, 2023, the Company received a notification letter (the “Bid Price Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). The Bid Price Letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the Company’s shares of common stock on The Nasdaq Capital Market.
The Company has 180 days, or until October 30, 2023, to comply with Rule 5550(a)(2) by maintaining a closing bid price of at least $1.00 per share for 10 consecutive business days. Additionally, the Company may be eligible for a second 180-day period to satisfy Rule 5550(a)(2), if, as of October 30, 2023, the Company continues to have a market value of publicly held shares of at least $1 million, meets all other initial listing standards of The Nasdaq Capital Market (with the exception of the bid price requirement), and provides written notice of its intention to cure the deficiency during such second compliance period.
The Company intends to monitor closely the closing bid price of its common stock and to consider plans for regaining compliance with Rule 5550(a)(2). While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules during the 180-day compliance period, any subsequent extension period, or at all.
Forward-Looking Statements
In addition to historical information, this Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such forward-looking statements include statements regarding the Company’s intent or ability to regain compliance with Nasdaq’s minimum bid price requirement and other statements that are not statements of historical fact. In some cases these statements may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek,” and similar terms or phrases. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the Securities and Exchange Commission (the "SEC"), including the risk factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this Report speaks only as of the date hereof. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.
The following exhibits are being furnished herewith:
(d) Exhibits

Exhibit No.	Document
99.1	Press Release of Ocugen, Inc. dated May 5, 2023.
99.2	Earnings Release Presentation issued May 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 5, 2023

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder
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